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                                                                 EXHIBIT 23(b)


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Uroplasty, Inc.:


     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.


Minneapolis, Minnesota                           /s/ KPMG LLP
March 26, 2002